Supplement to

CALVERT VARIABLE SERIES, INC.

Calvert VP SRI Mid Cap Growth Portfolio

Calvert VP SRI Balanced Portfolio

Calvert VP SRI Equity Portfolio

Calvert VP Income Portfolio

Statement of Additional Information dated April 30, 2011

Date of Supplement: January 31, 2012

William R. Hackney III is no longer a Portfolio Manager for Calvert VP SRI Equity Portfolio.  Accordingly, please remove the references to Mr. Hackney under the section “Portfolio Manager Disclosure,” which begins on page 27.